As filed with the Securities and Exchange Commission on April 16, 1998.
                                                        File No.    2-88543
                                                        File No.   811-3931
===========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM N-1A

      Registration Statement Under The Securities Act of 1933           [X]
                Pre-Effective Ammendment No.                            [ ]
                Post-Effective Amendment No. 17                         [X]
      Registration Statement Under The Investment Company Act of 1940   [X]
                Amendment No. 17                                        [X]

                           ______________________

                             CLIPPER FUND, INC.
       (Exact Name of Registrant as Specified in Charter)
       9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210 (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number including Area Code: (800) 776-5033

                              JAMES H. GIPSON
                   9601 Wilshire Boulevard, Suite 800
                   Beverly Hills, California  90210
                 (Name and Address of Agent for Service)
                      ______________________________

          It is proposed that this filing will become effective
                          (check as appropriate)
                 [ ]  immediately upon filing pursuant to paragraph (b)
                 [X]  on April 30, 98 pursuant to paragraph (b)
                 [ ]  60 days after filing pursuant to paragraph (a)(1)
                 [ ]  on (date) pursuant to paragraph (a)(1)
                 [ ]  75 days after filing pursuant to paragraph (a)(2)
                 [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485
                      ______________________________

          If appropriate, check the following box:
                 [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 Title of Securities Being Registered ____________________ Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

        Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously registered shares under the
        Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1997 on or before February 28, 1998.
                      ______________________________

                  Please Send Copy of Communications to:
                            Julie Allecta, Esq.
                   c/o Paul Hastings, Janofsky & Walker LLP
                              333 Bush Street
              San Francisco, California 94104 (415) 772-6000

                             CLIPPER FUND, INC.
                           CROSS REFERENCE SHEET
                         (as required by Rule 404)
N-1A
ITEM NO.                        ITEM                      LOCATION
--------                        ----                      --------

PART A:  INFORMATION REQUIRED IN THE PROSPECTUS
Item 1.  Cover Page. . . . . . . . . . . . . . . . .   Cover Page

Item 2.  Synopsis. . . . . . . . . . . . . . . . . ..  Synopsis; Expense Table

Item 3.  Condensed Financial Information. . . . . . .  Financial Highlights

Item 4.  General Description of Registrant. . . . . .  Synopsis;
                                                       Investment Advisory
                                                       and Other Services;
                                                       Investment Objective
                                                       and Policies;
                                                       Additional Information

Item 5.  Management of the Registrant. . . . . . . . . Management; Investment
                                                       Advisory and
                                                       Other Services;
                                                       Back Cover Page

Item 6.  Capital Stock and Other Securities. . . . . . Description of
                                                       Capital Stock;
                                                       Dividends, Distributions
                                                       and Taxes;
                                                       Additional Information

Item 7.  Purchase of Securities Being Offered. . . . . Purchase of Shares;
                                                       Determination of
                                                       Net Asset Value;
                                                       Purchase of Shares

Item 8.  Redemption or Repurchase. . . . . . . . . . . Redemption of Shares:
                                                       Telephone Redemptions

Item 9.  Pending Legal Proceedings . . . . . . . . . . Not Applicable

PART B: INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

Item 10. Cover Page . . . . . . . . . . . . . . . . .  Cover Page

Item 11. Table of Contents. . . . . . . . . . . . . .  Table of Contents

Item 12. General Information and History . . . . . . . Not Applicable

Item 13. Investment Objectives and Policies. . . . . . Investment Objective
                                                       and Policies

Item 14. Management of the Registrant. . . . . . . . . Prospectus-
                                                       Management of the Fund

Item 15. Control Persons and
         Principal Holders of Securities . . . . . . . Principal Holders
                                                       of Securities

Item 16. Investment Advisory and Other Services. . . . Prospectus-Investment
                                                       Advisory and Other
                                                       Services; Statement
                                                       -Back Cover Page;
                                                       Investment Advisory
                                                       and Other Services;

Item 17. Brokerage Allocation and Other Practices. . . Brokerage Allocation
                                                       and Other Practices

Item 18. Capital Stock and Other Securities. . . . . . Prospectus-
                                                       Redemption of Shares;
                                                       Telephone Redemptions
                                                       Statement-Additional
                                                       Information
                                                       Capital Stock and
                                                       Other Securities

Item 19. Purchase, Redemption and Pricing
         of Securities Being Offered. . . . . . . . .  Prospectus-
                                                       Purchase of Shares
                                                       Statement-Purchases,
                                                       Redemption and Pricing
                                                       of Shares being Offered

Item 20. Tax Status  . . . . . . . . . . . . . . . . . Prospectus-Dividends,
                                                       Distributions and Taxes
                                                       Statement-Tax Status

Item 21. Underwriters. . . . . . . . . . . . . . . . . Not Applicable

Item 22. Calculation of Performance Data. . . . . . .  Performance Information

Item 23. Financial Statements. . . . . . . . . . . . . Financial Statements

PART C:  OTHER INFORMATION
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                     [CLIPPER FUND(TM) LOGO APPREARS HERE]

                              P R O S P E C T U S

                                 April 30, 1998

                                   SYNOPSIS

Clipper Fund(TM) (the "Fund") is a non-diversified, open-end management investment company whose investment objective is long-term growth of capital. This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request from the Fund at its principal offices without charge. Such information includes the Fund's Statement of Additional
Information dated April 30, 1998, which is incorporated by reference into this Prospectus.
    As an open-end management investment company, the Fund offers its shares on a continuous basis and redeems its shares upon the demand of a shareholder. Sales and redemptions are effected at the next determined net asset value per share after receipt of a transaction. The investor pays no sales charge to purchase or sell shares.
    The initial minimum investment for the Clipper Fund(TM) is $5,000 [$2,000 for Individual Retirement Accounts ("IRA's")]. Subsequent investments into the Fund must be at least $1,000 ($200 for IRA's). Please see "Purchase of Shares" in this Prospectus for additional information.
    The Fund's investment objective and policies, pursuant to which its operations are conducted, are directed toward long-term growth of capital. See "Investment Objective and Policies."
Certain Fund policies permit the Fund to invest portions of its total assets in securities that entail special risks, such as foreign securities, high yield, high risk bonds, restricted securities, securities that represent special situations, and securities of issuers with less than three years of continuous operation. Please see "Investment Objective and Policies" in this Prospectus for additional information.
    Pacific Financial Research ("PFR") serves as the Investment Adviser (the "Investment Adviser") to the Fund. See "Investment Advisory Contract." PFR is a value-oriented investment adviser.
When investing the Fund's assets, PFR looks beyond conventional wisdom, invests as a long-term partner, and focuses on research.
PFR has been in business since 1980. Its clients include corporate pension funds, endowments, foundations, and individuals.
    Shares of the Fund are not deposits or obligations of, or insured, guaranteed, or endorsed by, the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other agency, entity or person.
These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

                            TABLE OF CONTENTS
                                                        Page
Expense Table............................................   2
Financial Highlights.....................................   3
Investment Objective and Policies........................   4
Special Considerations Relating
  to Fixed-Income Securities..............................  6
     Risk Factors.........................................  6
     Special Situations...................................  6
Fundamental Investment Policies...........................  7
Other Investment Policies.................................  8
Determination of Net Asset Value.......................... 10
Purchase of Shares........................................ 10
     Automatic Investing & Dollar Cost Averaging.......... 11
     Individual Retirement Accounts....................... 11
     403(b) Plans......................................... 12
Redemption of Shares...................................... 12
     Telephone Redemptions................................ 13
     Shareholder Inquiries................................ 13
Management................................................ 14
Investment Advisory and Other Services.................... 15
     Investment Adviser................................... 15
     Investment Adviser's Fee............................. 15
Performance Information................................... 15
Dividends, Distributions and Taxes........................ 16
Additional Information.................................... 18
Appendix.................................................. 19

---------------------------------------------------------------------------

                              EXPENSE TABLE
The purpose of the expense table below is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly:

Shareholder Transaction Expenses:
    Maximum Sales Load Imposed on Purchases                  None
    Maximum Sales Load Imposed on Reinvested Dividends       None
    Deferred Sales Load                                      None
    Redemption and Exchange Fee                              None
                                                            -----
    Total Shareholder Transaction Expenses                   None

                                                            =====
Annual Fund Operating Expenses:
(as a percentage of average net assets):
    Management Fee                                          1.00%
    12b-1 Fees                                              None
    Other Expenses:
       Transfer Agent and Insurance              0.04%
       Registration Fees                         0.01%
       Postage                                   0.01%
       Other Expenses                            0.02%       0.08%
                                                -----       -----
    Total Fund Operating Expenses                            1.08%
                                                            =====

Example:
The following example demonstrates the projected dollar amount of total cumulative expenses (based on historical data) using the following assumptions:

                                                  One    Three   Five   Ten
                                                  year   years   years  years
                                                  -----  -----   -----  -----
    You would pay the following expenses
    on a $1,000 investment, assuming:
       (1) 5% annual return, and
       (2) redemption at the end of each period:   $11    $34     $60    $132

This example should not be considered a representation of past or future expenses which may be greater or less than those shown.
Moreover, the example assumes a 5% annual return which may be more or less than the Fund's actual return. (See "Investment
Advisory and Other Services" for a description of the Fund's expenses.)
-------------------------------------------------------------------------------

                               FINANCIAL HIGHLIGHTS

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report covering the most recent five years is incorporated by reference in the Statement of Additional Information. The financial highlights should be read in conjunction with the Fund's latest annual financial statements, including the related notes, which are also incorporated by reference in the Statement of Additional Information.

                                                      Year Ended December 31,
                                      --------------------------------------------
                                      1992      1991      1990     1989      1988
                                      ----      ----      ----     ----      ----
Per Share Data:
 Net asset value,
    beginning of period             $48.10    $38.80    $43.45    $37.74    $33.76
                                    ------    ------    ------    ------    ------
 Income from investment operations:
    Net investment income             0.95      1.18      1.09      1.00      0.95

    Net realized and unrealized
    gain (loss) on securities         6.66     11.27     (4.39)     7.26      5.66
                                    ------     -----     -----     -----     -----

 Total from investment operations     7.61     12.45     (3.30)     8.26      6.61

 Less distributions:
    Dividends from net
    investment income                (0.95)    (1.18)    (1.14)    (1.00)    (0.95)

    Distributions from net
    realized gain on securities      (3.02)    (1.91)    (0.21)    (1.55)    (1.68)

    Return of capital                    -     (0.06)        -         -          -
                                    ------    ------    ------    ------     ------

Net asset value, end of period      $51.74    $48.10    $38.80    $43.45    $37.74
                                    ======    ======    ======    ======    ======

Total Return                          15.8%     32.1%     (7.6%)    21.9%    19.6%

Ratios and Supplemental Data:
Net assets ($000's),
  end of period                   $209,878  $161,348  $125,149   $128,443   $85,469

Ratio of expenses
  to average net assets               1.12%     1.15%     1.15%     1.17%     1.24%

Ratio of net investment income
  to average net assets               2.02%     2.67%     2.71%     2.54%     2.44%

Portfolio turnover rate                 46%       42%       23%       26%       33%

Number of shares outstanding
  at end of period (000's)           4,057     3,354     3,225     2,956     2,265

Average commission rate
  (cents per share)                    N/A       N/A       N/A       N/A       N/A

                                                      Year Ended December 31,
                                      --------------------------------------------
                                      1997      1996      1995      1994      1993
                                      ----      ----      ----      ----      ----
Per Share Data:
 Net asset value,
    beginning of period             $67.57    $60.74    $46.09    $50.02    $51.74
                                    ------    ------    ------    ------    ------
 Income from investment operations:
    Net investment income             1.36      0.83      0.76      0.71      0.76

    Net realized and unrealized
    gain (loss) on securities        19.12     11.10     20.07     (1.93)     5.00
                                    ------    ------     -----     -----     -----

 Total from investment operations    20.48     11.93     20.83     (1.22)     5.76

 Less distributions:
    Dividends from net
    investment income                (1.36)    (0.83)    (0.76)    (0.71)    (0.75)

    Distributions from net
    realized gain on securities      (9.83)    (4.27)    (5.42)    (2.00)    (6.73)

    Return of capital                    -         -         -         -         -
                                    ------    ------    ------    ------    ------
Net asset value, end of period      $76.86    $67.57    $60.74    $46.09    $50.02
                                    ======    ======    ======    ======    ======

Total Return                          30.2%     19.4%     45.2%    (2.4%)     11.1%

Ratios and Supplemental Data:
Net assets ($000's),
  end of period                   $824,083  $542,753  $403,526  $247,057  $271,863

Ratio of expenses
  to average net assets               1.08%     1.08%     1.11%     1.11%     1.11%

Ratio of net investment income
  to average net assets               1.84%     1.32%     1.39%     1.41%     1.41%

Portfolio turnover rate                 31%       24%       31%       45%       64%

Number of shares outstanding
  at end of period (000's)          10,721     8,033     6,643     5,360     5,435

Average commission rate
  (cents per share)                $0.0480   $0.049    $0.0498       N/A       N/A

                           INVESTMENT OBJECTIVE
                               AND POLICIES
The Fund's investment objective is long-term growth of capital.
This objective is fundamental to the Fund and cannot be changed without shareholder approval.
    The Fund will seek to meet its investment objective by investing primarily in securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation possibilities. Among such investments, the Fund will emphasize the purchase of common stock, convertible long-term corporate debt obligations, convertible preferred stock, and warrants that the Investment Adviser believes are undervalued and appear to offer the potential of furthering the Fund's goal of long-term capital growth.
    As to any specific investment, the Investment Adviser's investment approach is very research intensive and includes meeting with management, competitors and customers and preparing detailed valuation models for each company followed. The valuation models calculate the intrinsic value which is based on private market transactions and discounted cash flow valuations. The Investment Adviser focuses on dominant companies generating excess cash flow with good management in industries that are often "out-of-favor" in the investment community. However, there can be no assurance that the judgment of the Investment Adviser as to intrinsic value is correct.
    Companies are only added to the portfolio when their share price trades at less than 70 percent of intrinsic value. This discipline forces the Investment Adviser to focus on capital preservation for several reasons. Companies are only added to the portfolio if there is a margin of safety (where the share price sells at a significant discount to its intrinsic value). Companies are sold when their share price reaches intrinsic value. This emphasis on capital preservation is no guarantee by the Investment Adviser against a loss of capital in a bear market. All share prices generally decline in a bear market and so will stocks in the portfolio.
    The Investment Adviser believes that concentrated portfolios produce superior long-term performance. The Investment Adviser concentrates on its best ideas subject to reasonable portfolio diversification. The Fund is defined as a "non-diversified" Fund. (See "Other Investment Policies -
(a) Diversification of Investments".) The Fund's portfolio generally contains between 15 to 35 stocks. These positions are generally held for extended periods of time resulting in low portfolio turnover.
(The foregoing analysis, however, is not applicable in assessing special situations in which the Fund may invest. See "Investment Objective and Policies" Special Situations" which describes the applicable investment criteria employed in such situations.)
    The common stocks selected will typically be traded on a national securities exchange or over-the-counter in the NASDAQ system, except for restricted securities, and may include securities of both large well-known companies as well as smaller, less well-known companies.
    Investments may also include debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investment. The timing of investment decisions in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates.
Thus, an investment in debt obligations that is sold when prevailing interest rates are lower than they were at the time of investment will normally result in capital appreciation. However, the reverse is true so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a loss will normally be realized. Applying these principles, investments in the debt obligations described above would be made during times when the Investment Adviser expects that prevailing interest rates will be falling and ultimately sold when the Investment Adviser expects interest rates to rise. However, there can be no assurance that the judgment of the Investment Adviser as to interest rate trends will be correct. It is expected that many of the securities in which the Fund invests will pay interest or dividends; however, such payments by the issuer will be incidental to the selection of securities by the Investment Adviser.
    Balance sheet strength and the ability to generate earnings and free cash flow are the major factors in appraising an investment, and little weight is given to current dividend income. Investors should understand that market risks are inherent in all securities in varying degrees. Therefore, there can be no assurance that the Fund will be successful in meeting its investment objective.
    Notwithstanding its investment objective of long-term capital growth, the Fund may on occasion, for temporary defensive purposes to protect against the erosion of capital, hold part or all of its assets in cash and/or invest in the following securities that will generally have less than a year to maturity:
(1) securities of the U.S. Government and certain of its agencies and instrumentalities, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage
Association and other agencies which are supported by the full faith and credit of the United States; (2) obligations issued or guaranteed by other U.S. Government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of a Federal Home Loan Bank) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student
Loan Marketing Association); (3) bank obligations, including negotiable or non-negotiable certificates of deposit (subject to the 10% aggregate limit on the Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by such obligations, issued by banks and savings institutions which are subject to regulation by the U.S.
Government or its agencies and which have assets of over one billion dollars, unless such obligations are guaranteed by a parent bank which has total assets in excess of five billion dollars; (4) commercial paper considered by the Investment
Adviser to be of high quality, which must be rated within the two highest grades by Standard & Poor's Corporation ("S&P") or
Moody's Investors Service ("Moody's"), or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; (5) corporate obligations including, but not limited to, corporate notes, bonds, debentures and non-convertible preferred stocks considered by the Investment
Adviser to be high grade or which are rated within the two highest rating categories by S&P and Moody's (see Appendix in this Prospectus); (6) repurchase agreements; and (7) obligations of states, municipalities or state or municipal government agencies and instrumentalities. A repurchase agreement involves the purchase by the Fund of a short-term instrument, usually a U.S. Treasury bill, from a seller with the condition that after a stated period of time, the original seller will buy back the same instrument at a predetermined price, which is higher than the Fund's purchase price. To the extent that the Fund adopts a temporary defensive position, the investment objective may not be achieved. The Fund may also use repurchase agreements, as well as other short-term instruments, as a cash management tool.

                          SPECIAL CONSIDERATIONS
                               RELATING TO
                         FIXED-INCOME SECURITIES

Risk Factors
An investment in shares of the Fund may involve certain speculative considerations. All securities in which the Fund may invest are inherently subject to market risk and the market value of the Fund's investments will fluctuate. The Fund may invest up to 25% of its assets (as measured at the time of such investments) in (i) securities of an issuer in default with respect to such debt and equity securities and/or (ii) high-yielding, high risk, fixed-income securities with limited market liquidity. Such securities, which are commonly referred to as "junk bonds," are subject to the risk that the issuer will be unable to pay interest or repay principal and are sensitive to fluctuations in interest rates. The Fund also may invest in other securities, including fixed-income and convertible securities of an issuer in default with respect to such securities, that the Investment Adviser believes represent intrinsic values not reflected in the current market prices of such securities. These securities may be non-rated debt and/or debt rated D, the lowest rating category by S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are rated below investment grade and are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of debt obligations, including the rating categories of S&P and Moody's, is provided in the Appendix to this Prospectus.
    The Fund may periodically invest in special situations that the Investment Adviser and Fund management believe present opportunities for capital growth. Such investments, however, will not exceed 10% of the Fund's total assets.

Special Situations
A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular company will, within a reasonably estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include the following: liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints, material litigation, technological breakthroughs or temporary production or product introduction problems, natural disaster, sabotage or employee error, new management or management policies, or any other events that could change or temporarily hamper the ongoing operations of a company. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.
    Of course, there can be no assurance that the Fund will achieve its goal of long-term growth of capital with respect to such investments because any perceived intrinsic values may never be reflected in the market price for such securities. The market values of fixed-income and convertible securities of an issuer in default with respect to such securities tend to reflect the particular economic circumstances of the issuer to a greater extent than securities of other issuers and, therefore, the risks associated with acquiring such securities may be greater than would be the case with other securities. Moreover, the risks and special considerations described in this section with respect to high-yielding, high risk, fixed-income securities are also applicable to the fixed-income and convertible securities of an issuer in default.
    To the extent that the Fund invests in a smaller number of issuers, it will be subject to greater risks because changes in financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's net asset value.
    The Fund also may, consistent with its investment objective of seeking long-term growth of capital, invest its assets in fixed-income and convertible securities that also offer high current income (subject to the 25% of total assets limitation previously noted under this heading). The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions and generally have more volatile prices than higher rated securities. Companies that issue high-yielding, high risk, fixed-income securities are often highly leveraged and may not have available to them more traditional methods of financing. In addition, the relative youth and accelerated growth of the high-yielding, high risk, fixed-income securities market during favorable economic conditions without weathering a major economic recession, the potential for legislative proposals to limit the use of certain high-yielding, high risk securities, the lack of a liquid secondary market and the attendant difficulty of valuing certain securities, and the potential that the credit ratings of high-yielding, high risk securities may not change on a timely basis to reflect subsequent developments, present special risks with respect to the Fund's investment in such securities.
Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. The Fund may retain a security which subsequent to the Fund's investment in such security has its rating lowered if, under the circumstances, the Investment Adviser determines such continued investment is consistent with the Fund's investment objective. (See the Appendix in this Prospectus and the Statement of Additional Information for further information relating to fixed-income securities.)

                      FUNDAMENTAL INVESTMENT POLICIES
The Fund has adopted and will follow certain investment policies set forth below, which are fundamental and may not be changed without shareholder approval. In addition to those stated here, see "Other Investment Restrictions" in the Statement of Additional Information, which is available upon request.

(a)  Concentration of Investments
    The Fund will not invest more than 25%, at cost, of its total assets in the securities of issuers in any one industry. The Fund will not invest more than 10%, at cost, of its total assets in the securities of any one issuer. This restriction does not apply to investments by the Fund in securities of the U.S. Government or its agencies or instrumentalities.

(b)  Restricted and Not Readily Marketable  Securities
    The Fund will not invest in any restricted securities, including repurchase agreements maturing in over seven (7) days and securities which do not have readily available market quotations, if such investment will cause the then aggregate value of all of such securities to exceed 10% of the value of the Fund's total assets (at time of investment, giving effect thereto). In this connection, see also "Other Investment Policies."

                        OTHER INVESTMENT POLICIES
The Fund proposes to follow certain other investment policies set forth below which are not matters of fundamental policy and may be changed at the discretion of the management of the Fund.

(a)  Diversification of Investments
    The Fund is a "non-diversified" Fund and as such is not required to meet any diversification requirements under the Investment Company Act of 1940, as amended. The Fund nevertheless intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code").
    The Code requires that at the close of each quarter of the Fund's taxable year at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities [other than those in items (ii) and (iii) above] of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer, and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer.
    The Code also requires that at the end of each quarter of the Fund's taxable year the Fund not have more than 25% of its total assets invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

(b)  Foreign Securities
    The Fund may only purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depository Receipts (ADR's) listed on a domestic securities exchange, or traded in the United
States over-the-counter market. The Fund will not hold foreign currency as an investment or invest in forward foreign currency contracts.
    Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers. Such benefits include the opportunity to invest in foreign issuers that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.
    Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage). There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Some foreign stock markets may have substantially less volume than the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. The Fund may have difficulties in obtaining and enforcing a legal judgment to protect its interests. There is a possibility that the Fund's investment in foreign companies may be subject to expropriation, nationalization or confiscation.

(c) Companies With Less Than Three Years of Continuous Operations The Fund will not purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets at the time, giving effect to the purchase. The Fund presently intends not to invest more than 5% of the value of its total assets in such companies in accordance with investment restrictions of certain state securities laws.

(d)  Portfolio Turnover and Other Investment Policies
    The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for long-term capital appreciation. Under ordinary circumstances, securities will be held for more than one year. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover should not generally exceed 75%. For the fiscal years ended December 31, 1995 and 1996, the Fund's portfolio turnover rate was 31% and 24%, respectively.
    While the Fund currently does not lend its portfolio securities, and has no present intention to lend in excess of 10% of its portfolio securities, it reserves the right to lend up to 30% of its portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Fund's Investment Adviser and whose creditworthiness is acceptable to the Investment Adviser, in order to generate additional income. The borrower must deliver to the Fund cash or cash equivalent collateral equal in value to at least 100% of the value of the securities loaned at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest or dividends paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral.
    The Fund does not intend to purchase or sell warrants, valued at the lower of cost or market, which exceed 5% of the Fund's net assets. Included within that amount but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Additionally, the Fund will not enter into oil, gas and other mineral leases or certain arbitrage transactions.
    Neither the Fund nor the Investment Adviser engages or relies upon technical market studies and the Fund will not engage in short sales or hedging. However, the Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 5% of the Fund's total assets.
    In addition to the restrictions and policies described above, the Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those states where the Fund intends to sell or offer its shares for sale. Any such additional restrictions that would have a material bearing on the Fund's operations will be reflected in the Fund's Prospectus or Statement of Additional Information and may require shareholder approval.

                       DETERMINATION OF NET ASSET VALUE
Shares of the Fund may be purchased or redeemed on any day that the New York Stock Exchange is open. See "Purchase of Shares" and "Redemption of Shares." The subscription price or redemption price, as the case may be, is based upon the next determined net asset value per share of the Fund, which is determined daily following the close of regular trading on the New York Stock Exchange, which currently is 4:00 p.m., Eastern Time, or on any other day on which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by changes in the value of the portfolio securities. The net asset value per share is calculated by dividing the market value of the Fund's investments and other assets (including dividends and interest, received or accrued), less all liabilities (including expenses payable or accrued but excluding capital stock and surplus), by the number of outstanding shares of the Fund.
    In valuing the Fund's assets for purposes of this computation, readily marketable portfolio securities are valued at market value and all other assets are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value. The fair value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value, as reflecting fair value, unless conditions indicate otherwise.

                            PURCHASE OF SHARES
Shares of the Fund are offered at net asset value, on a continuous basis, without any sales or other charge, by the Fund. Purchases of the Fund's shares may be effected through broker-dealers and plan administrators for employee benefit plans. Broker-dealers or plan administrators may charge investors a service fee, none of which will be received by the Fund.
The initial investment by an investor must be in an amount of $5,000 or more, except that the minimum investment for an IRA is $2,000. Each additional investment by a shareholder must be at least $1,000 ($200 for IRA's), except through dividend reinvestment. The Automatic Investment Plan has a minimum monthly investment of $150; however, the initial minimum investment is not waived. Subscriptions should be forwarded directly to the Fund's Transfer Agent accompanied by payment. The price at which a purchase will be effected is the net asset value next calculated after a subscription and related payment is received by the Fund's Transfer Agent. Subscriptions will be accepted for fractional shares. The Fund reserves the right to suspend the offering of shares or reject any subscription in its sole discretion. The Fund will not accept third party checks for the purpose of establishing a new account. In its discretion, however, the Fund may accept such checks for subsequent investments.
    The Fund may, in its discretion, occasionally accept oral subscriptions from persons known to the Fund's management. The Investment Adviser has agreed to reimburse the Fund for any loss due to a person's failure to honor an accepted oral subscription request.
    No certificates for shares are issued except upon written request.
    A continuing permanent record of each Shareholder's Open Account is maintained, and whenever there is a transaction in the account, the shareholder receives a written statement of the transaction including information concerning the status of the account. These statements, called "Cumulative Statements," provide an annual record of the shareholder's investments in shares of the Fund.
    Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $5,000 ($2,000 IRA) minimum required investment due to shareholder redemptions (but not solely to a decrease in the net asset value of the Fund.) In order to exercise this right, the Fund will give advance written notice of at least 30 days to each account below the minimum, during which period the account may be increased to or above the minimum.
For further information, please refer to "Purchase, Redemption, and Pricing of Securities Being Offered" in the Statement of Additional Information.

Automatic Investing and Dollar Cost Averaging
Special services are available that enable investors to take advantage of dollar cost averaging through automatic periodic investments. Dollar cost averaging involves the investment of a fixed dollar amount in investment vehicles such as the Fund at pre-set intervals. This practice will result in more shares being purchased when the Fund's net asset value per share is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high. Therefore, the investor's overall cost of shares is generally lower than it would be if the investor purchased a fixed number of shares at pre-set intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. Investors may purchase shares of the Fund by using pre-authorized checks drawn on the investor's bank account.

Individual Retirement Accounts
Traditional IRA plans are available to individuals whether or not they participate in other qualified retirement plans. An individual under age 70 1/2 generally may contribute into an IRA each year the lesser of $2,000 or 100% of compensation. The contribution may or may not be tax deductible depending on the individual's adjusted gross income and other factors. If the contribution is deductible, it is not taxed until it is later distributed.
Whether or not the contribution is deductible, earnings from such contributions generally will still be tax-deferred. There is generally a 10% penalty tax on early distributions other than for death or disability before age 59 1/2.
    An investor should contact the Fund for further information concerning IRA plan investments. A package describing both the traditional IRA and ROTH IRA are available upon request.
A brochure describing the above plan and materials for establishing an IRA account are available upon request. A required disclosure statement describing relevant tax and other information will be provided with the appropriate forms and instructions, all of which should be read carefully. The investor's tax adviser should be consulted as well. State
Street Bank and Trust Company has agreed to act as trustee for plans that invest in the Fund for a fee of $10 a year per participant account.
    Beginning January 1, 1998, the ROTH IRA is now available. A ROTH IRA can be used instead of a Regular IRA, to replace an existing Regular IRA, or complement a Regular IRA. Please consult with your tax professional to determine which IRA is right for you. Please note that we require a $2,000 minimum to open an IRA.

403(b) Plans
The Fund also offers a 403(b) plan for those who are eligible.
State Street Bank and Trust Company has agreed to act as trustee for plans that invest in the Fund for a fee of $10 a year per participant account. A brochure is available which describes the plan in full. However, the Fund does not provide plan administration services.

                            REDEMPTION OF SHARES
The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth below. The redemption price will be the Fund's net asset value per share next computed following receipt of the redemption request in proper form by the Fund's Transfer Agent. See
"Determination of Net Asset Value." A redemption of Fund shares may result in a taxable gain or loss to the shareholder.
    A shareholder may redeem shares of the Fund by sending a written request for redemption to the Fund's Transfer Agent, accompanied by the outstanding certificates, if any, representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares. If such shares are represented by a Shareholder's Open Account, such written request must include a signature guaranteed by an appropriate financial institution. If such shares are represented by stock certificates, the signature on the stock power must be signed and must also be guaranteed as above. Signature guarantees may be obtained from among others, banks, savings institutions, credit unions and brokers. Corporations, organizations, trusts and other fiduciaries may be required to furnish further documentation such as certified copies of trust documents, corporate resolutions, tax waivers and the like for redemption purposes. For clarification of the redemption requirements for such accounts, please contact the Fund. Shareholders who own shares through a brokerage account or employee benefit plan should contact their broker or plan administrator for information on how to redeem shares.
    The value of the shares redeemed or repurchased may be more or less than the shareholder's cost, depending in part on portfolio performance during the period the shareholder owned the shares.
Payment for redeemed shares will be sent to the shareholder within three days after receipt of a request in proper form. For shares recently purchased via check, the Fund may delay the mailing of the redemption check, or a portion thereof, until the Fund's depository bank has cleared the check used to purchase
Fund shares, which may take up to 15 days or more.
For information about the unusual circumstances in which the Fund may suspend the right of redemption or redeem in portfolio securities, please refer to "Purchase, Redemption and Pricing of Securities Being Offered" in the Fund's Statement of Additional
Information.

Telephone Redemptions
Fund shares may be redeemed by telephone at the number on the back page of this Prospectus only if the shareholder elects telephone redemptions on the New Account Application or Supplemental Account Application. A properly completed request with a signature guarantee is required if the election is made or changed after the account is opened. Telephone redemption is not available for Fund shares held in a Fund-sponsored retirement account (IRA Accounts, self-directed or Fund sponsored) or accounts for which shares have been issued in certificate form. Redemptions must be made before the close of business of the New
York Stock Exchange. All redemptions are mailed to the current address of record or alternate address or wired to a predesignated bank account the shareholder designates when establishing this privilege. Payment will normally be transmitted on the business day following receipt of your instructions to the address or bank account at a member bank of the Federal Reserve
System you have designated. Heavy wire traffic, however, may delay its arrival until after public hours at your bank. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone at (800)
432-2504, an investor may deliver the redemption request to the Fund at the address set forth on the back page of this Prospectus.
    The Transfer Agent will employ reasonable procedures, including a recorded line, to confirm that instructions communicated by telephone are genuine and, if it does not do so, the Transfer
Agent and the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Transfer Agent include requiring personal identification by account number and social security number, tape recording of telephone instructions, and providing written confirmation of transactions. Provided reasonable safeguards are followed neither the Fund nor the Transfer Agent will be liable for following telephone instructions that reasonably appear to be genuine. As a result of this policy, shareholders bear the risk of loss. The
Fund can change or discontinue this privilege without notice. Shareholders can terminate this privilege (once elected) by written notice to the Transfer Agent.

Shareholder Inquiries
Shareholder inquiries concerning purchases, redemptions, price, dividend/capital gain distributions, total return, share balance, last transaction, telephone redemptions, duplicate statements and changes to their personal identification number (pin), generally should be directed to National Financial Data Services, the Fund's Transfer Agent, at (800) 432-2504. While a representative will be available, a touch tone phone will be required to access the "audio response" options.

                               MANAGEMENT
The Fund's Board of Directors manages the business and affairs of the Fund and exercises all corporate powers. The Board may delegate the management of the day-to-day operation of the Fund to its officers. The directors and officers of the Fund and their principal occupations during the recent past are shown below.

Name and Address
----------------
James H. Gipson* (55)
Director, Chairman and President
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210

Michael Sandler (43)
Vice President
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210

Michael Kromm (52)
Secretary/Treasurer
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210

Norman B. Williamson (66)
Director
1245 Rosalind
San Marino, California  91108

Lawrence P. McNamee (63)
Director
3531 Boelter Hall, UCLA
Los Angeles, California 90024

F. Otis Booth, Jr. (74)
Director
10877 Wilshire Blvd., Suite 1407
Los Angeles, California  90024

Principal Occupation(s)
-----------------------
Mr. Gipson has been President of PFR, an investment management firm and the Investment Adviser, since 1980. (See "Investment Advisory Contract") Prior to 1980, he was a portfolio manager with Batterymarch Financial Company and with other investment firms.

Mr. Sandler has been with PFR since 1984. He currently serves as Vice President and Portfolio Manager of PFR. Prior to that, he was a Vice President with Enterprise Systems and a Manager of Asset
Redeployment for International Harvester.

Mr. Kromm has been with PFR since 1990 and is presently its Operations Manager. From 1987 to 1990, he worked for the RNC Mutual Fund Group as Chief Financial Officer and Secretary. Prior to that, he worked in industry, as a controller, and for a CPA firm.

Mr. Williamson had been a Vice President and Portfolio Manager with PFR since 1983 prior to his retirement December 31, 1990. From 1980 to 1983, he was self-employed as an investment manager. Prior to that, he was Assistant Treasurer and Manager of Pension Trust Administration for FMC Corporation.

Professor McNamee has been a Professor of Computer Science at UCLA since 1966.

Mr. Booth has been a private investor and rancher from 1973 to the present.

------------------
 *Director who is an interested person, as defined in the Investment Company Act of 1940, as amended, by virtue of an affiliation with the Investment Adviser.

                   INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
    The Fund retains Pacific Financial Research, a wholly owned subsidiary of United Asset Management Corporation, as its investment adviser. The investment adviser has been in the investment management business since 1980 providing investment advice to corporate pension funds, endowments, foundations, and individuals. James H. Gipson is the President of the investment adviser and is also the President and Chairman of the Board of Directors of the Fund.
    The persons who are primarily responsible for the day-to-day management of the Fund's portfolio are Mr. James Gipson, Mr.
Michael Sandler and Mr. Bruce Veaco. Mr. Gipson and Mr. Sandler have been managing the Fund since inception, and Mr. Veaco, since
1986.
    Under the Investment Advisory Contract (the "Contract") between the Fund and the Investment Adviser, the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund responsible for the overall management and administration of the Fund, subject to the approval of the Fund's Board of Directors. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates.
    The Investment Adviser is responsible for certain expenses otherwise payable by the Fund. The Fund is responsible for payment of all its expenses under the Contract (including the advisory fee), which totalled 1.08% of the Fund's average monthly net assets in the year ended December 31, 1997. Please refer to "Investment Advisory and Other Services" in the Statement of
Additional Information.

Investment Adviser's Fee
For the services provided by the Investment Adviser under the Contract, the Investment Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values. Such fee is higher than that charged by most other investment management companies. The management fee is accrued daily in computing the net asset value of a share for the purpose of determining the offering and redemption price per share, and is paid to the Investment Adviser at the end of each month.

                          PERFORMANCE INFORMATION
The Fund may, from time to time, include figures indicating its total return, or yield and total return in advertisements or reports to shareholders or prospective investors. Any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of the Fund's average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years, will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid.
    Performance information for the Fund may be compared to various indices. See the Statement of Additional Information for further discussion and the Financial Highlights section of this Prospectus.
    Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based.
Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's average annual total return and yield, please refer to "Performance Information" in the Statement of Additional
Information.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund intends to distribute substantially all of its net investment income and realized net capital gains, if any, to shareholders once each year. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. Each shareholder may elect either to be paid in cash or to have the distribution reinvested in additional whole or fractional shares of Capital
Stock of the Fund. Election to receive dividends and distributions in cash or shares is made at the time of the original subscription order. A shareholder electing to receive dividends and distributions in cash may choose to receive them in check form or to have them wired to the shareholder's prearranged bank account by selecting the Automatic Clearing House option on the New Account Application or Supplemental Account Application.
A shareholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Fund. Dividends declared by the Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year, even though they may be paid during January of the following year.
    The Fund has elected, and qualified and intends to continue to qualify, to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"), by distributing annually substantially all of its net investment income and net capital gains in dividends to its shareholders in accordance with certain timing requirements and by meeting certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal or state income tax or excise tax based on that part of its net ordinary taxable income and net realized short-term and long-term capital gain which it distributes to its shareholders in accordance with the Code's requirements.
    The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Fund, is general in nature and assumes the Fund qualifies as a regulated investment company. Investors should consult their own tax advisers for further details and for the application of state, local, and foreign tax laws to their particular situations.
Dividends and distributions paid to shareholders are generally subject to federal income tax, and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized long-term capital losses are currently taxable to shareholders as ordinary income.
    In view of the Fund's investment policies, it is expected that dividends received from domestic corporations and certain foreign corporations will be part of the Fund's gross income.
Distributions by the Fund from such dividends to corporate shareholders may be eligible for the 70% dividends received deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with certainty.
    Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) by the Fund to its shareholders are taxable to the recipient shareholders as long-term capital gain, without regard to the length of time a shareholder has held the Fund's shares.
    To avoid a 31% federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Fund on the investment application and provide certain other certifications. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.
    Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made.
    The Fund anticipates that it may invest as much as 15% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding taxes.
    Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution as adjusted for daily fluctuations related to market values of the investment portfolio. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable taxes to the extent that the shareholder is subject to such taxes.
    The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Fund. Thus, dividends and distributions which are taxable as ordinary income or long-term capital gain are so taxable whether received in cash or reinvested in additional shares of the Fund.

                          ADDITIONAL INFORMATION
The Fund was incorporated in California on December 1, 1983.
    Each of the Fund's capital shares is redeemable and has equal dividend, distribution, liquidation, and voting rights. The Fund currently intends to have annual shareholder meetings. Shareholders are entitled to one vote per share on all matters voted on by Fund shareholders, except that cumulative voting rights apply if properly asserted in the election of directors. Please refer to "Capital Stock and Other Securities" in the Statement of Additional Information.
    No person has been authorized to give any information or to make any representation with respect to the Fund other than those contained in the Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
    The Fund's Annual Report for the fiscal year ended December 31, 1997 contains additional performance information. This Annual Report is available without charge upon request.

                                 APPENDIX

                      Standard & Poor's Corporation

Long-Term Debt
AAA: Debt rated AAA has the highest rating assigned by Standard
& Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            Commercial Paper
A: Standard & Poor's commercial paper rating of A is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. The top two categories are as follows:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                                  Notes
A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the final maturity relative to other maturities the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

                        Moody's Investors Service

Long-Term Debt
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Nonrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which
Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short-Term Debt
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

Among the obligations covered are commercial paper, Eurocommerical paper, bank deposits, bankers' acceptances and obligation to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--   Leading market positions in well-established industries.

--   High rates of return of funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal-cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

-------------------------------------------------------------------------------
                BACKUP WITHHOLDING INFORMATION--INSTRUCTIONS
General. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, and a refund of any overpayment may be obtained.

IRS Penalties. If you fail to furnish us your correct social security or other taxpayer identification number (tin), you are subject to an IRS $50 penalty (and could be subject to a $500 penalty.) In addition, if you fail to report certain income on your federal income tax return, you will be subject to a 20% negligence penalty (and, possibly a 75% fraud penalty) on any resulting underpayment of tax. These penalties may be excused in certain circumstances. If you falsify information on this form or make any other false statement without a reasonable basis and as a result required backup withholding is not imposed, you are subject to an IRS $500 penalty and, if the falsification is willful, to criminal penalties including fines and imprisonment. Please make sure that the tin which appears on the Investment Application on the previous page complies with the following guidelines:

    Account      Give Social Security       Account        Give Employer I.D.
     Type             Number of:             Type              Number of:
-------------    --------------------   -----------------  ---------------------
 Individual       Individual            Trust, Estate,      Trust, Estate,
                                        Pension Plan Trust  Pension Plan Trust
                                                            and not personal TIN
                                                            of Fiduciary
 Joint Individual Owner who will be paying tax
                  (should be named first above)

 Unif. Gifts
 to Minors        Minor                 Corporation,        Corporation,
                                        Partnership, Other  Partnership, Other
                                        Organization        Organization

 Legal Guardian   Ward, Minor or Incompetent

 Sole Proprietor  Owner of Business     Broker/Nominee      Broker/Nominee

If you do not have a TIN or you do not know your TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

If you are one of the entities listed below, you are exempt from backup withholding and should check the box "I am an exempt entity not subject to backup withholding" on the Investment
Application on the previous page.

             -- A corporation
             -- Financial institution
             -- IRC section 501 (a) exempt organization (IRA, Corporate
                Retirement Plan, 403b, Keogh)
             -- United States or any agency or instrumentality thereof
             -- A State, the District of Columbia, a possession of the United
                States, or any subdivision or instrumentality thereof
             -- A foreign government, international organization or any agency or instrumentality thereof
             -- Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
             -- Real estate investment trust
             -- Common trust fund operated by a bank under IRC section 584 (a) -- An exempt charitable remainder trust, or a nonexempt trust described in IRC section 4947 (a) (l)

Certain other entities are also exempt. If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

If you are neither a citizen nor a resident of the United States and are not engaged in a U.S. trade or business related to your
Fund investment, you should check the box marked "I am an exempt foreign person" and furnish to the Fund an IRS Form W-8 to avoid backup withholding on certain payments. You may, however, be subject to 30% withholding (or such lower amount as provided by treaty) on fund distributions.
------------------------------------------------------------------------------

==============================================================================

CLIPPER FUND(TM)
9601 Wilshire Boulevard
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
 & Audio Response (800) 432-2504
Internet: www.clipperfund.com
SEC File No. 811-3931                                 CLIPPER FUND(TM)

INVESTMENT ADVISER
Pacific Financial Research

DIRECTORS
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee
F. Otis Booth, Jr.
                                           [CLIPPER FUND(TM) LOGO APPEARS HERE]
TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 419152
Kansas City, Missouri 64141-6152
(800) 432-2504

Overnight Address:
1004 Baltimore, 6th Fl.
Kansas City, Missouri 64105
                                                      P R O S P E C T U S
CUSTODIAN
State Street Bank and Trust Company

                                                          April 30, 1998
COUNSEL
Paul Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

==============================================================================

                     [CLIPPER FUND(TM) LOGO APPEARS HERE]

                     STATEMENT OF ADDITIONAL INFORMATION

                               April 30, 1998


                            TABLE OF CONTENTS

                                                              PAGE
INVESTMENT OBJECTIVE AND POLICIES...............................2

OTHER INVESTMENT RESTRICTIONS...................................4

PRINCIPAL SHAREHOLDERS OF SECURITIES............................6

MANAGEMENT OF THE REGISTRANT....................................7

INVESTMENT ADVISORY AND OTHER SERVICES..........................8

BROKERAGE ALLOCATION AND OTHER PRACTICES........................10

CAPITAL STOCK AND OTHER SECURITIES..............................11

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED....11

PERFORMANCE INFORMATION.........................................13

TAX STATUS......................................................14

FINANCIAL STATEMENTS............................................15

MISCELLANEOUS INFORMATION.......................................15

-----------------------------------------------------------------------
   This Statement of Additional Information is not a Prospectus
   but is to be read in conjunction with the Prospectus for Clipper Fund(TM) ("Fund") dated April 30, 1998. A copy of the Prospectus may be obtained from Clipper Fund,(TM) 9601 Wilshire Boulevard, Beverly Hills, California 90210.
-----------------------------------------------------------------------

                     INVESTMENT OBJECTIVE AND
                             POLICIES

Information regarding the Fund's investment objective and policies is contained under the caption "Investment Objective and Policies" of the Prospectus dated April 30, 1998 (the "Prospectus").
    As noted in the Prospectus, the Fund may lend up to 30% of its portfolio securities in order to generate additional income. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash or cash equivalents to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time.
    The Fund will not have the right to vote any securities having voting rights during the existence of a loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Investment Adviser to be of good standing, and when, in the judgment of the Investment Adviser the income which can be earned currently from the loans justifies the attendant risk.

Additional Considerations Relating to Fixed-Income Securities
The Fund also may invest up to 25% of its total assets in fixed-income and convertible securities offering high current income. Such high-yielding, high risk, fixed-income securities will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated, which are commonly referred to as "junk bonds." These lower-rated fixed-income securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa by S&P and Moody's, ratings which are considered investment grade, possess some speculative characteristics.
    Companies that issue high-yielding, high risk, fixed-income securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding, high risk securities may experience financial stress. During such periods, such issuers may not have sufficient revenues or cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding, high risk securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.
    High-yielding, high risk, fixed-income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.
    The Fund may have difficulty disposing of such high-yielding, high risk securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high-yielding, high risk, fixed-income securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for high-yielding, high risk, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high-yielding, high risk issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
    In addition, the market for high-yielding, high risk, fixed-income securities has not weathered a major economic recession, and it is unknown what effect such a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and to pay interest thereon.
    The Fund is authorized to acquire high-yielding, high risk, fixed-income securities that are sold without registration under the federal securities laws and which therefore carry restrictions on resale. While many recent high-yielding, high risk securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.
    The Fund may also acquire high-yielding, high risk, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Investment Adviser will carefully review the credit and other characteristics pertinent to such new issues.
    From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high-yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high-yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues and the high-yield market in general. However, the likelihood of any such legislation or the effect thereof is uncertain. The liquidity of high-yielding securities may be negatively affected by provisions of The Financial Institutions Reform, Recovery and Enforcement Act of 1989 that prohibit savings associations from acquiring or retaining any corporate debt security that is not investment grade.
    Factors adversely impacting the market value of high-yielding, high risk securities will, to the extent the Fund has invested in such securities, adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.
    Adverse publicity regarding lower-rated bonds may depress the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

                        OTHER INVESTMENT RESTRICTIONS
The Fund has adopted the following additional restrictions as matters of fundamental investment policy, which may not be changed without the approval of the lesser of (i) 2/3 or more of the voting securities present at a duly held meeting at which a quorum (50%) is present, or (ii) more than 1/2 of the outstanding voting securities of the Fund. The Fund may not:

1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus (see "Fundamental
     Investment Policies") acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3. Purchase or sell commodities or commodity contracts, including futures contracts.

4. Make loans to other persons except by (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. See Prospectus, "Investment Objective and Policies." However, the Fund may not make loans or invest in any restricted securities including privately sold bonds, debentures or other debt securities or other illiquid assets, including repurchase agreements maturing in over seven (7) days and securities which do not have readily available market quotations, which will cause the then aggregate value of all such securities to exceed 10% of the value of the Fund's total assets (at the time of investment, giving effect thereto).

5. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6.   Borrow money from banks except for temporary or emergency
     (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made.

7.   Make short sales of securities.

8.   Purchase or sell puts and calls on securities.

9. Participate on a joint or joint and several basis in any securities trading account.

10. Purchase the securities of any other investment company except (1) in the open market or in privately negotiated transactions where (in either case) to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission or dealer discount) results from such purchase but neither open market nor privately negotiated purchases of such securities shall exceed 5% of the Fund's total assets in either category (not in the aggregate), or (2) if such purchase is part of a merger, consolidation or acquisition of assets. The Fund may incur duplicate management and service fees due to this arrangement some of which is required to be rebated under California law.

11. Invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund or the Investment Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                     PRINCIPAL SHAREHOLDERS OF SECURITIES
The following is information about persons known to the Fund to be record owners of five percent or more of the outstanding shares of the capital stock of the Fund as of January 31, 1998:


                                             Number of
                                            Shares Owned          Percent
          Name and Address                   of Record            of Class
     ---------------------------------     --------------        ----------
     Charles Schwab & Co. Inc. (1)           2,023,303              18.3%
     Attention: Mutual Fund Department
     101 Montgomery Street
     San Francisco, California 94104

     Hewitt Associates (2)                     622,736               5.6%
     100 Half Day Road
     Lincolnshire, Illinois 60069

 ------------------------
1. Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

2. Hewitt Associates is the trustee for four company sponsored retirement plans. The Hewitt Associates plans are: Money
    Purchase Plan, Deferred Compensation Trust, HR10 Trust and
    Pension Plan. All four plans have the same address.

                        MANAGEMENT OF THE REGISTRANT
Information about the management of the Fund is contained in the Prospectus under "Management." Compensation paid to the Management was as follows for the year ended December 31, 1997:

                            COMPENSATION TABLE
==================================================================================================

      (1)                   (2)               (3)               (4)                   (5)

                                           Pension or                                Total
                                           Retirement                             Compensation
                        Aggregate       Benefits Accrued    Estimated Annual   from Registrant and
Name of Person,       Compensation     as Part of the Fund   Benefits Upon        Fund Complex
   Position          from Registrant        Expenses           Retirement       Paid to Directors (a)
James H. Gipson
Director, Chairman,
and President              None                None               None                 None

Susan M. Bernfeld
Director                 $5,000                None               None              $7,500

Norman B. Williamson
Director                 $5,000                None               None              $7,500

Lawrence P. McNamee
Director                 $5,000                None               None              $7,500

F. Otis Booth, Jr.
Director                 $5,000                None               None              $7,500

Michael C. Sandler
Vice President             None                None               None                None

Michael Kromm
Secretary
and Treasurer              None                None               None                None

(a) Total 1997 Compensation from the Registrant and the Fund
    Complex consists of compensation paid to directors and trustees by both of the Pacific Financial Research Funds:
    Clipper Fund, Inc. and Schooner Fund.(R)

All directors and officers of the Fund as a group (6 persons) owned beneficially 209,497 shares of the Capital stock on January 31, 1998, approximating 1.8% of the outstanding shares.
That number consists of an aggregate of 87,326 shares held by the Pacific Financial Research, Inc. Money Purchase Plan and Trust;
7,696 shares held by the Pacific Financial Research, Employees
Savings Plan, 20,097 shares held by Mr. F. Otis Booth,
Jr., 158,815 shares held by Mr. Gipson, 15,088 shares held by Mr. Williamson in an IRA plan, 2,065 shares held by Mr. & Mrs. Kromm, of which 1,716 are held in an IRA plan and 9,186 shares held by Professor McNamee, of which 1,077 shares are held in IRA plans, 8,109 shares are held in trust.

                          INVESTMENT ADVISORY AND
                              OTHER SERVICES
Certain information regarding investment advisory and other services is in the Fund's Prospectus. Additional information follows:

The Investment Adviser
PFR (the "Investment Adviser") is a registered investment adviser with the Securities and Exchange Commission under the Investment
Advisers Act of 1940. Registration as a registered investment adviser does not involve supervision of management or investment practices and policies by the Securities and Exchange Commission.
James H. Gipson, President and a Director of the Fund, is
President of the Investment Adviser, a wholly owned subsidiary of United Asset Management Corporation. See "Investment Advisory Contract" in the prospectus dated April 30, 1998.

The Investment Advisory Contract
The Investment Advisory Contract (the "Contract") between the
Fund and the Investment Adviser has been approved by the Board of Directors of the Fund, including a majority of the Fund's directors who were not a party to the Contract or interested persons of a party to the Contract, and by the vote of a majority of the outstanding voting shares of the Fund.
Under the Contract, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective,
(ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) maintains all required books and records with respect to the Fund's securities transactions and provides such periodic and special reports as reasonably requested by the Fund's Board of Directors, (iv) provides the custodian of the Fund's securities on each business day with a list of trades for that day, and (v) provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund.
    Also under the Contract, the Investment Adviser is responsible for (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment
Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (e) charges and expenses of the Fund's custodian, transfer and dividend paying agent and registrar, (f) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials except for meetings called solely for the Investment Adviser's benefit, (g) legal and auditing expenses,
(h) printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (i) payment of all investment advisory fees, (j) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, (k) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and directors, (l) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records as required by the 1940 Act, including the pricing of the Fund's portfolio securities and the calculation of its daily net asset value, and
(m) any extraordinary and non-recurring expenses, except as otherwise prescribed herein.
    The Contract, as continued, is effective through May 31, 1999. Thereafter, it may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors; and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, in person at a meeting called for the purpose of voting on such approval.
    The Investment Adviser's fees payable to it by the Fund will be reduced by the amount, if any, by which the Fund's annual operating expenses, expressed as a percentage of average daily net assets, exceed the most restrictive limitation imposed by any state in which the Fund's shares are then qualified for sale.
Computation of this limitation is made monthly during the Fund's fiscal year on the basis of the average daily net asset values and operating expenses to that point during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is deducted from such monthly payment of the management fee, after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. In addition, in the event that the Fund does not generate sufficient income to cover its expenses, the Investment Adviser may at its discretion pay from the Investment
Adviser's own funds more than required of it by the most restrictive applicable state limitation. Operating expenses for the purposes of the Contract include the Investment Adviser's management fee but do not include (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes, incurred by or levied on the Fund and (c) interest charges on borrowings. The Contract is terminable on 60 days written notice by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days written notice, and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.
    The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, one of which is a registered investment company.
    The Fund's investment advisory fee to the Investment Adviser was $6,891,228, $4,745,682 and $3,299,458 for the years ended
December 31, 1997, 1996, and 1995, respectively. This fee equals
1% of the average daily net assets of the Fund for the year.

                        BROKERAGE ALLOCATION AND
                            OTHER PRACTICES
The Investment Adviser will furnish advice and recommendations with respect to the Fund's portfolio decisions and, subject to the instructions of the Board of Directors of the Fund, will determine the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment
Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.
The Fund and the Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such person or firm if the amount of commissions for effecting the transactions is reasonable in relation to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.
    The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment
Adviser, better prices and executions may be available elsewhere.
The Fund does not allocate brokerage business in return for sales of the Fund's shares.
    Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.
    The Board of Directors reviews periodically the allocation of brokerage orders to monitor the operation of these policies.
    The aggregate amounts of brokerage commissions paid by the Fund were $316,753, $254,824, and $253,527, for the years ended
December 31, 1997, 1996, and 1995, respectively. During the year ended December 31, 1997, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions was $92,439,799 and $94,200, respectively.
The amount of these directed commissions that was applied as credit against custody bills by the Fund's custodian, and accounted for on the accrual basis, amounted to $59,627, to the benefit of the Fund only. All trades are placed with brokers on a best execution basis.

                           CAPITAL STOCK AND
                           OTHER SECURITIES
The authorized capital stock of the Fund consists solely of 200,000,000 shares of capital stock having no par value. Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares. The Articles of Incorporation of the Fund give the Fund the right to redeem shares of capital stock evidenced by any stock certificate presented for transfer at the aggregate net asset value per share. Holders of Capital stock are entitled to one vote per share on all matters voted upon by the Fund's shareholders. In addition, the Fund's shares have cumulative voting rights in the election of directors. This means that a shareholder may cumulate votes by multiplying the number of shares which the shareholder holds by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. In order to cumulate votes, a shareholder must give notice of the shareholder's intention to cumulate votes at the meeting and prior to the voting, and the candidates' names must have been placed in nomination prior to the commencement of voting. If any one shareholder has given notice as described above, then all shareholders may cumulate their votes for candidates in nomination.

       PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED Certain information regarding the purchase and redemption of the Fund's capital shares is contained under the captions "Purchase of Shares," "Redemption of Shares," and "Determination of Net
Asset Value" in the Prospectus. Additional information follows:

Determination of Net Asset Value
The federal holidays on which net asset value will not be determined are: New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day.

Valuation of Assets in Determining Net Asset Value
In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price on such Exchange on the business day as of which such value is being determined. If there has been no sale on such Exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such Exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges are valued in like manner. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Purchase of Shares
Orders for shares received by the Fund prior to the close of business on the New York Stock Exchange on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the Exchange on that day. Orders received after the close of the New York Stock Exchange or on a day it is not open for trading are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.
The initial investment by an investor must be in an amount of $5,000 or more, except that the minimum investment in an Individual Retirement Account ("IRA") is $2,000. Each additional investment by a shareholder must be at least $1,000 ($200 for IRA accounts) except through dividend reinvestment. The automatic Investment Plan has a minimum monthly investment of $150; however the initial minimum investment is not lowered. The minimum may be waived for other investors at the Investment Adviser's discretion.

Redemption of Shares: Suspension and Redemptions in Portfolio Securities The right of redemption may not be suspended or the date of payment upon redemption postponed for more than three calendar days after a shareholder's redemption request made in accordance with the procedures set forth above, except for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.
    Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund can effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. The Fund expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

                      PERFORMANCE INFORMATION
A description explaining the methodology and relevance of certain historical performance presentations is contained in the Prospectus under "Performance Information."
    Performance information for the Fund may be compared, to: (i) the Dow Jones Industrial Average (the "DJIA"), an unmanaged weighted average of 30 large industrial corporations, (ii) the Standard &
Poor's 500 Stock Index (the "S&P 500"), an unmanaged index of 500 industrial, transportation, utility and financial companies, and
(iii) the Consumer Price Index (the "CPI"), a statistical measure of change, over time, in the price of goods and services in major expenditure groups (such as food, housing, apparel, transportation, medical care, entertainment, and other goods and services) typically purchased by urban consumers. Neither the DJIA nor the S&P 500 is necessarily typical of the type of investments made by the Fund.
Further, the CPI essentially measures the purchasing power of consumers' dollars by comparing the costs of goods and services today with the costs of the same goods and services at an earlier date.
    Additionally, the Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time or since its inception.
An average annual compounding rate reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual compounded returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.
    For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

     P (1 + T)n= ERV
Where:
   P =  a hypothetical initial payment of $1,000
   T =  average annual total return
   n =  number of years (1, 5, or 10)
 ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods, at the end of such period (or fractional portion thereof.)

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period.
Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, or 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.
    The Fund's average annual total returns (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10 year periods ended December 31, 1997 and for the period since inception (February 29, 1984), were 30.2%, 19.6%, 17.6%, and
17.6%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.
    The foregoing information should be considered in light of the Fund's investment objective and policies, as well as the risk incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

                               TAX STATUS
Information about the tax status of the Fund and certain federal income tax consequences to Fund shareholders is contained in the Prospectus under "Dividends, Distributions, and Taxes."
    Corporate shareholders should also be aware that availability of the dividends received deduction for a portion of the Fund's distributions is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days and is reduced to the extent such shares are treated as debt-financed under the Internal Revenue
Code of 1986, as amended, (the "Code"). Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.
    A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consists of securities in foreign corporations.
Since the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.
Shareholders who are not U.S. persons under the Code should consult their advisers regarding the applicability of U.S.
withholding taxes to Fund distributions and the effect of foreign tax laws.
    Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. A loss on the sale of shares of the Fund held for six months or less is treated as a long-term capital loss to the extent that distributions on such shares were treated as long-term capital gains.
Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if substantially all of its income is distributed to shareholders for each taxable year.
    Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency dominated securities are subject to Section 988 of the Code, which may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount, timing and character of distributions to shareholders.
    The discussions herein and in the Prospectus have been prepared by the management of the Fund, are general in nature and do not purport to be a complete description of all tax implications on an investment in the fund; counsel to the Fund has expressed no opinion in respect therein. Investors should consult their own tax advisers for further details and for the application of federal, state and local tax laws to their particular situations.

                      FINANCIAL STATEMENTS
The audited financial statement of the Fund as contained in the Annual Report to Shareholders for the year ended December 31, 1997 (the "Report") are incorporated herein by reference to the Report which has been filed with the Securities and Exchange Commission. Any person not receiving a copy of the Report with this Statement should call or write the Fund to obtain a free copy.

                    MISCELLANEOUS INFORMATION
State Street Bank and Trust Company, Post Office Box 1713, Mutual
Funds Operations-P2N, Boston, Massachusetts, 02105, acts as the custodian of the securities and other assets of the Fund.
    Ernst & Young LLP, 515 South Flower Street, Los Angeles,
California, 90071, are the Fund's independent auditors.
    The validity of shares offered by the prospectus are passed on by Paul Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104-2635.

===============================================================================

CLIPPER FUND(TM)
9601 Wilshire Boulevard
Beverly Hills, California 90210
Telephone (800) 776-5033                           CLIPPER FUND(TM)
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com
SEC File No. 811-3931

INVESTMENT ADVISER
Pacific Financial Research
                                         [CLIPPER FUND(TM) LOGO APPEARS HERE]
DIRECTORS
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee
F. Otis Booth, Jr.

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 419152
Kansas City, Missouri 64141-6152
(800) 432-2504
                                                         STATEMENT OF
CUSTODIAN                                           ADDITIONAL INFORMATION
State Street Bank and Trust Company
                                                         April 30, 1998
COUNSEL
Paul Hasting, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

===============================================================================
PART C. OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements:
            Statement of Assets and Liabilities as of December 31, 1997; Investment Portfolio as of December 31, 1997; Statement of Operations for the year ended December
            31, 1997; Statement of Changes in Net Assets for the two year period ended December 31, 1997; the Financial Highlights for each of the five years then ended; and related notes, are incorporated by reference to the Annual Report to Shareholders for the fiscal year ended December 31, 1997 for the Fund, filed separately. Filing Date: February 4, 1998

        (b)  Exhibits:
             (1)   Articles of Incorporation of the Fund, as amended.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

             (2)   By-Laws of the Fund.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

            (3)    Not applicable

            (4)    Not applicable

            (5)    Investment Advisory Contract between Fund and
                   Pacific Financial Research.*
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: April 16, 1998

            (6)    Not applicable

            (7)    Not applicable

            (8)    Not applicable

            (9)    Transfer Agency and Service Agreement between
                   Clipper Fund(TM) and State Street Bank and Trust Company, with amendments thereto.
                   Filing:  Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

            (10)   Opinion and Consent of Counsel.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

            (11)   Consent of Independent Auditors.*

            (14.1) Model Individual Retirement Account.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Approximate file date: April 30, 1993

            (16)    Schedule of Computation of Performance Quotations.
                    Filing: Registration Statement
                    File No.: 811-3931
                    Filing Date: April 16, 1998

            (27)    Financial Data Schedule*

----------------------------
*Filed Herewith

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
             None.

ITEM 26.     NUMBER OF HOLDERS

             Title of Class          Number of Record Holders**
             Capital Stock                   8,780
             _______________________
             **As of January 31, 1998

ITEM 27.     INDEMNIFICATION

             Reference is made to Article VI of the Registrant's By-Laws (filed previously with the Securities and Exchange Commission) and Section 317 of the California General Corporation Law.

             The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 and Release No. 7221 of the Securities and Exchange Commission under the Investment Company Act of 1940 so long as the interpretation of Section 17(h) and 17(i) of such act remain in effect.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of an action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

             See "Investment Advisory and Other Services" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information.

             The officers of the Investment Adviser are Mr. Gipson and Mr. Sandler. Their businesses and other connections are listed under the caption "Management" in the Prospectus constituting Part A of this Registration Statement.

ITEM 29.     PRINCIPAL UNDERWRITERS

             Not applicable.

ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS

             All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of Clipper Fund(TM), 9601 Wilshire Boulevard, Beverly Hills, California 90210.

ITEM 31.     MANAGEMENT SERVICES

             Other than as set forth under the caption "Investment Advisory and Other Services" in the Prospectus, on the back cover of of the Prospectus, and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, registrant is not a party to any management-related service contracts.

ITEM 32.     UNDERTAKINGS.

             Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders upon request and without charge.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on it behalf by the undersigned, thereto duly authorized, in the City of Beverly Hills, State of California, on the 16th Day of April, 1998.
     The registrant certifies that it meets all of the requirements for effectiveness of the Amendment pursuant to Rule 485(b) under the Securities Act of 1933.

                             CLIPPER FUND, INC.


                              James H. Gipson
                           Chairman and President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following in the capacities and on the dates indicated.

       NAME                        TITLE                      DATE
  -------------------   ------------------------------  -----------------

  /s/                   Chairman of the Board              April 16, 1998
  James H. Gipson       President and Director
                        (Principal Executive Officer)

                        Vice President                     April 16, 1998
  /s/
  Michael C. Sandler

  /s/                   Secretary, Treasurer               April 16, 1998
  Michael Kromm         (Principal Accounting Officer)


  /s/                   Director                           April 16, 1998
  F. Otis Booth

  /s/                   Director                           April 16, 1998
  Norman B. Williamson

  /s/                   Director                           April 16, 1998
  Lawrence P. McNamee

                               Exhibit List to the
                              Registration Statement
                               of Clipper Fund(TM)
                             Form N-1A--April 16, 98

              Exhibit No.                Description
                  5             Form of New Advisory Agreement

                 11             Consent of Independent Auditors